UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35587	27-2249687
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of TESARO, Inc. (the “Company”) was held on May 11, 2017.  As of March 14, 2017, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 53,801,752 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 50,118,797 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2017 (the “Proxy Statement”).  The vote results detailed below represent final results as certified by the Annual Meeting’s inspector of elections.

Proposal 1

The Company’s stockholders elected the following persons, who were listed in the Company’s proxy statement for the Annual Meeting, to the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Withheld	Broker Non-Votes
Leon O. Moulder, Jr.	47,666,903	14,274	2,437,620
Mary Lynne Hedley, Ph.D.	47,179,310	501,867	2,437,620
David M. Mott	47,460,790	220,387	2,437,620
Lawrence M. Alleva	47,597,696	83,481	2,437,620
James O. Armitage, M.D.	47,617,156	64,021	2,437,620
Earl M. (Duke) Collier, Jr.	47,563,427	117,750	2,437,620
Garry A. Nicholson	47,617,573	63,604	2,437,620
Arnold L. Oronsky, Ph.D.	47,592,291	88,886	2,437,620
Kavita Patel, M.D.	47,616,325	64,852	2,437,620
Beth Seidenberg, M.D.	47,617,518	63,659	2,437,620

Proposal 2

The Company’s stockholders approved, by non-binding vote, the Company’s executive compensation. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,080,406	594,222	6,549	2,437,620

Proposal 3

The Company’s stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,040,986	72,920	4,891	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

	By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated: May 12, 2017

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